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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):  March 21, 1994
                                                   --------------
                                   BORDEN, INC.
- ------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        New Jersey                        I-71              13-0511250
- ----------------------------            ---------       -----------------
(State or other jurisdiction            (Commission         (IRS Employer
      of incorporation)                 file number)    Identification No.)



     180 EAST BROAD STREET, COLUMBUS, OHIO                      43215
- -------------------------------------------                     -------------
(Address of principal executive offices)                          (zip code)




       Registrant's telephone number, including area code:   614-225-4000
                                                             ------------



   277 PARK AVENUE, NEW YORK, NEW YORK     10172
- ------------------------------------------------------------------------
        (Former name or former address, if changed since last report)
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Item 5.  Other Events
         ------------
On March 21, 1994 Borden, Inc. issued a press release (attached as Exhibit 28) announcing the restatement and reclassification of the 1992 and 1993 financial statements as a result of reversing and reclassifying certain items that had been included in its 1992 restructuring charge.


Item 7.  Financial Statements and Exhibits
         ---------------------------------
(c)      Exhibits

         28. Press Release



                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                                   BORDEN, INC.



Date:  March 23, 1994                      /s/ George P. Morris
                                           ----------------------
                                               George P. Morris
                                               Vice President and Chief
                                               Strategic Officer
                                               (Principal Financial
                                               Officer & Duly Authorized
                                               Signing Officer)





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